EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of KAT Exploration, Inc. (the “Company”) for the period ended August 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Executive Officer certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: September 29, 2022	/s/ Caren Currier
Caren Currier
Chief Executive Officer and Vice President
(principal executive officer)